                                                                     EXHIBIT 4.1

NUMBER
AST                               [LOGO OF AASTROM]                       SHARES
COMMON STOCK                                                        COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS                                      CUSIP 00253U107
OF THE STATE OF MICHIGAN

This Certifies that




is the Owner of:

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                           AASTROM BIOSCIENCES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney under surrender of this Certificate properly endorsed or accompanied by a proper assignment.

   This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof consents.

   This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the signatures of the Corporation's duly authorized officers.

Dated:
      -------------

/s/ TODD E. SIMPSON                     /s/ R. DOUGLAS ARMSTRONG
-------------------                     -------------------------------------
SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
    (JERSEY CITY, N.J.)
    TRANSFER AGENT AND REGISTRAR
    AUTHORIZED OFFICER

                           AASTROM BIOSCIENCES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations.

TEN COM - as tenants in common                 UNIF GIFT MIN ACT - ..........CUSTODIAN..........
TEN ENT - as tenants by the entireties                              (cust)             (minor)
JT TEN  - as joint tenants with right of       under or Uniform Gifts to Minors
          survivorship and not as tenants       Act..............................................
          in common                                                  (state)

    Additional abbreviations may also be used throughout in the above list.

For value received, ____________________________________ hereby sell, assign and transfer unto

Please insert social security or other
IDENTIFYING NUMBER OF ASSIGNEE
[_]


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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-------------------------------------------------------------------------shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------------------



                                NOTICE:_________________________________________
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGES WHATEVER.


                  SIGNATURE(S) GUARANTEED:______________________________________
                                       THE SIGNATURE(S) SHOULD OR GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVING & LOAN ASSOCIATIONS
                                       AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                       APPROVED SIGNATURE GUARANTEE MEDALLON
                                       PROGRAM), PURSUANT TO SEC RULE 17AD-15.



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